UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2117 SW Highway 484, Ocala, Florida	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Furnished herewith as Exhibits 99.1 and 99.2, respectively, are a Corporate Presentation of AIM ImmunoTech Inc. (the “Company”) titled “The Ampligen Opportunity” and a press release issued by the Company on November 5, 2026.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements relating to: the potential of Ampligen to enhance and extend clinical benefit; the potential of combined treatment approaches to pancreatic cancer; expectations regarding Ampligen’s mechanism of action; the timing and outcome of future clinical trials, regulatory submissions, or government funding decisions; and the Company’s business strategy and objectives.

Words such as “believe,” “may,” “will,” “could,” “should,” “estimate,” “anticipate,” “intend,” “expect,” “potential,” “plan,” “project,” and similar expressions identify forward-looking statements. These statements are based on current expectations and assumptions that may prove incorrect, and involve risks and uncertainties that could cause actual results to differ materially. Important factors include: uncertainties in pharmaceutical development, including the risk that preclinical results may not be replicated in clinical trials; regulatory uncertainties; dependence on government funding; limited financial resources; and competitive and market conditions.

A further description of risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in its subsequent Quarterly Reports on Form 10-Q, including in the sections thereof captioned “Risk Factors,” as well as in its subsequent Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission and available at www.sec.gov. All forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update them except as required by law. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corporate Presentation.
99.2	Press Release, dated November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	AIM ImmunoTech Inc.

	By:	/s/ Thomas K. Equels
Thomas K. Equels
Chief Executive Officer